Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments
Investment in Master Trust, at fair value	$ 16,046,971	$ 14,892,909
Receivables
Employer contributions	2,180	1,572
Participant contributions	5,918	4,137
Notes receivable from participants	77,410	72,299
Total receivables	85,508	78,008
Net assets available for benefits	$ 16,132,479	$ 14,970,917